T. Rowe Price Retirement Balanced I Fund—I Class

Supplement to Prospectus Dated October 1, 2019

The fund does not currently charge a management fee. However, the fund indirectly bears its pro-rata share of the expenses of the underlying T. Rowe Price Funds in which it invests (Underlying Funds).

The fund currently invests in the I Class of its Underlying Funds. During April 2020, the fund will convert from each Underlying Fund’s I Class to its Z Class. T. Rowe Price is contractually obligated to waive and/or bear all of the Z class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses. As a result, the fund’s total acquired fund fees and expenses associated with investing in the Z Classes are expected to be less than 0.01%.

At the same time that the fund begins investing in the Z Class of its Underlying Funds, the fund will begin charging an all-inclusive management fee of 0.346% based on the fund’s average daily net assets. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses.

At the time the fund implements these changes, the fee table and expense example in Section 1 are revised as follows:

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.35%[a]

Distribution and service (12b-1) fees	—

Other expenses	—	[a]

Acquired fund fees and expenses	—	[a]

Total annual fund operating expenses	0.35	[a]

a Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$35	$111	$194	$438

In addition, effective April 1, 2020, the fund will add the T. Rowe Price Emerging Markets Discovery Stock Fund and the T. Rowe Price U.S. Large-Cap Core Fund as new Underlying Funds in which the fund may invest. To reflect the addition of new Underlying Funds, the table showing the fund’s neutral allocations in Section 1 is supplemented as follows:

Investments in the “U.S. Large-Cap Stocks” sector may be made through the Equity Index 500, Growth Stock, U.S. Large-Cap Core, and/or Value Funds. Investments in the “International Emerging Market Stocks” sector may be made through the Emerging Markets Discovery Stock and/or Emerging Markets Stock Funds.

Effective with the date that the fund begins investing in the Z Class of its Underlying Funds and charging an all-inclusive management fee, the disclosure under “How are the fund’s expenses determined?” in Section 2 is deleted.

Effective with the date that the fund begins investing in the Z Class of its Underlying Funds and charging an all-inclusive management fee, the disclosure under “Management Fee” in Section 2 is revised to add the following:

The fund pays the investment adviser an all-inclusive management fee of 0.346% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses.

Effective April 1, 2020, the table titled “Description of Underlying Funds” in Section 2 is supplemented as follows:

Emerging Markets Discovery Stock Fund Long-term growth of capital through investments primarily in the common stocks of companies that are undervalued and located (or with primary operations) in emerging markets.

U.S. Large-Cap Core Fund Long-term capital growth through investments in stocks of large-cap U.S. companies. The fund takes a core approach to investing, which provides exposure to both growth and value styles.

The date of this supplement is February 13, 2020.

R422-041 2/13/20